Exhibit 10.3

EXECUTION VERSION
CONFIDENTIAL
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT, MARKED BY BRACKETS, WERE OMITTED BECAUSE THOSE PORTIONS ARE NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL TO THE COMPANY IF PUBLICLY DISCLOSED.

FIFTH AMENDMENT TO AMENDED AND RESTATED LICENSE AND COLLABORATION AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LICENSE AND COLLABORATION AGREEMENT (this “Fifth Amendment”), dated as of June 1, 2022 (the “Execution Date”), is by and between Sanofi Biotechnology SAS, a société par actions simplifiée, organized under the laws of France, as successor in interest to Aventis Pharmaceuticals Inc., having a principal place of business at 54, rue La Boétie, 75008 Paris, France (“Sanofi”), Sanofi, a société anonyme organized under the laws of France with its principle headquarters at 54, rue La Boétie, 75008 Paris, France (“Sanofi Parent”), and Regeneron Pharmaceuticals, Inc., a corporation organized under the laws of the state of New York and having a principal place of business at 777 Old Saw Mill River Road, Tarrytown, New York 10591 (“Regeneron”) (with each of Sanofi and Regeneron being sometimes referred to herein individually as a “Party” and collectively as the “Parties”).
RECITALS
WHEREAS, Regeneron, Sanofi and Sanofi Parent are parties to that certain Amended and Restated License and Collaboration Agreement dated as of November 10, 2009, as amended as of May 1, 2013, July 1, 2015, April 5, 2020 and October 6, 2021 (the “LCA”) for the Development, Manufacture and Commercialization of Licensed Products (as such terms are defined therein);
WHEREAS, Regeneron and Sanofi are parties to that certain Immuno-Oncology License and Collaboration Agreement dated as of July 1, 2015 and executed as of July 27, 2015 (the “IO LCA”);
WHEREAS, Regeneron and Sanofi are amending and restating the IO LCA pursuant to that certain Amended and Restated Immuno-Oncology License and Collaboration Agreement by and between Sanofi and Regeneron dated as of June 1, 2022 (the “A&R IO LCA”);
WHEREAS, in addition to executing the A&R IO LCA, the Parties desire to amend the LCA to modify certain terms set forth therein relating to the Development Compensation Payment and the Development Balance (as such terms are defined therein).
NOW, THEREFORE, in consideration of the following mutual covenants contained herein, and for other good and valuable consideration the adequacy and sufficiency of which are hereby acknowledged the Parties agree as follows:
AGREEMENT
1.Effectiveness. This Fifth Amendment is entered into the Execution Date but shall be effective as of and after the date the A&R IO LCA becomes effective.
2.Definitions. All capitalized terms used in this Fifth Amendment which are not otherwise defined herein shall have the meanings ascribed to them in the LCA.

EXECUTION VERSION
CONFIDENTIAL
3.Amendments to Certain Provisions of the LCA. The Parties acknowledge and agree that:
3.1The third paragraph of Section III of Schedule 2 to the LCA is hereby amended to read in its entirety as follows:
“From and after April 1, 2022, if both the Development Balance as of the end of a Quarter is greater than zero and the Regeneron Profit Split for the Quarter is greater than zero, the “Development Compensation Payment” for such Quarter shall equal the lower of (a) twenty percent (20%) of the Regeneron Profit Split for the Quarter and (b) the Development Balance. Otherwise, the Development Compensation Payment for the Quarter shall equal zero.

The Development Compensation Payment in a given quarter will be applied first towards Development Costs added to the Development Balance after April 1, 2022 and any remaining amount of the Development Compensation Payment in such Quarter will be applied towards Development Costs added to the Development Balance prior to April 1, 2022.”

3.2The fourth paragraph of Section III of Schedule 2 to the LCA is hereby amended to read in its entirety as follows:
“From and after April 1, 2022, an example calculation of the Development Compensation Payment in a Quarter would be:

[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
For the avoidance of doubt [* * *].”
4.Acknowledgements and Agreements with respect to the Development Balance:
4.1The Parties hereby acknowledge and agree that as of April 1, 2022, the Development Balance shall be [* * *].
5.Miscellaneous Provisions.
5.1Due Organization, Valid Existence and Due Authorization. Each party represents and warrants to the other Party, as of the Effective Date, as follows: (a) it is duly organized and validly existing under the Laws of its jurisdiction of incorporation; (b) it has full corporate power and authority and has taken all corporate action necessary to enter into this Fifth Amendment; (c) the execution of this Fifth Amendment will not constitute a breach of, or conflict with, its organizational documents or any other agreement by which it is bound or requirement of applicable Laws or regulations; and (d) this Fifth Amendment is its legal, valid and binding obligation, enforceable in accordance with the terms and conditions hereof (subject to applicable Laws of bankruptcy or moratorium).

EXECUTION VERSION
CONFIDENTIAL
5.2Miscellaneous. The provisions of Sections 20.1, 20.3, 20.5, 20.6, 20.7, 20.8, 20.11, 20.12 and 20.17 of the LCA shall apply mutatis mutandis to this Fifth Amendment as though set out in full in this Fifth Amendment.
5.3No Other Amendments. Except as expressly amended hereby, all of the terms and conditions of the LCA shall remain in full force and effect.
[Signature Page Follows]

Execution Version
Confidential

    IN WITNESS WHEREOF, Sanofi and Regeneron have caused this Fifth Amendment to be executed by their duly authorized representatives as of the Execution Date.

SANOFI BIOTECHNOLOGY SAS By: /s/ Alban De-La-Sabliere_______________ Name: Alban De-La-Sabliere Title: President
SANOFI By: /s/ Alban De-La-Sabliere_______________ Name: Alban De-La-Sabliere Title: Sanofi Partnering Head
REGENERON PHARMACEUTICALS, INC. By: /s/ Robert E. Landry___________________ Name: Robert E. Landry Title: EVP - Finance & CFO

[Signature Page to Fifth Amendment to Amended and Restated License and Collaboration Agreement]